UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2025

DIGITAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Lavaca Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(209) 651-0172

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2025, Digital Brands Group, Inc., a Delaware corporation (the “Company”), and certain accredited investors (each, an “Investor” and collectively, the “Investors”) closed a private investment in public equity (the “PIPE Offering”) pursuant to that certain Securities Purchase Agreement, dated August 8, 2025 (the “Original Purchase Agreement”). At the initial closing under the Initial Purchase Agreement on August 13, 2025 (the “Initial Closing”), the Company issued to the Initial Investors an aggregate of approximately 14,031.25 shares of its Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), which shares are convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to applicable beneficial ownership limitations, at a conversion price equal to 80% of the lowest closing price of the Common Stock for each of the five trading days immediately preceding the applicable conversion date. The Series D Preferred Stock had a stated value of $1,000 per share, or approximately $14,031,250 in the aggregate, with aggregate gross cash proceeds of approximately $11,225,000 to the Company (the “Initial Subscription Amount”), before deducting placement agent fees and other offering expenses. The shares of Series D Preferred Stock issued at the Initial Closing were issued pursuant to that certain Certificate of Designations, Preferences and Rights of the Series D Convertible Preferred Stock (the “Initial Series D COD”) filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on August 8, 2025.

On September 23, 2025, the Company and the Investors entered into an amendment to the Original Purchase Agreement (the “Amendment” and together with the Original Agreement, the “Purchase Agreement”) to provide for, among other things, (i) the Company’s sale and issuance of an additional 1,875 shares of Series D Preferred Stock to (the “Additional Series D Shares”) to one of the Investors (the “Additional Investor”), (ii) an amendment to the Initial Registration Rights Agreement (as defined below) to extend the Company’s deadline to file the resale registration statement covering the resale of the shares of Common Stock issuable upon the conversion of the Series D Preferred Stock, including the shares of Common Stock issuable upon the conversion of the Additional Series D Shares (the “Resale Registration Statement”) to December 1, 2025, and (iii) an amendment to the Initial Series D COD, to increase the Stated Value (as defined in the Series D COD) of the Series D Preferred Stock from $1,000 per share to $1,150 per share. The Additional Series D Shares are subject to the same conversion terms as the shares of Series D Preferred Stock issued at the Initial Closing.

At the second closing under the Purchase Agreement on September 26, 2025 (the “Second Closing”), the Company issued the Additional Series D Shares to Additional Investor for aggregate gross cash proceeds of $1,500,000 (the “Additional Subscription Amount” and together with the Initial Subscription Amount, the “Subscription Amount”), reflecting an aggregate stated value of $2,156,250, or $1,150 per share.

Pursuant to the Amendment, the Company was entitled to release 50% of the Subscription Amount held in the Segregated Account (as defined in the Amendment) upon consummation of the Second Closing, with the additional 50% of the Subscription Amount to be released from the Segregated Account after the (i) Reverse Split Approvals (as defined in the Amendment) have been approved, (ii) 20% Rule Approval (as defined in the Amendment) has been obtained, and (iii) the Resale Registration Statement has been declared effective by the SEC.

In addition, at the Second Closing, certain Investors agreed to exercise Common Stock Purchase Warrants (the “Warrants”) in the aggregate amount of $300,000 in cash in accordance with the terms and provisions of the Warrants.

RBW Capital Partners LLC (a division of Dawson James Securities, Inc.) acted as placement agent (the “Placement Agent”) in connection with the Second Closing, pursuant to that certain Placement Agency Agreement, dated as of August 8, 2025, between the Company and the Placement Agent, pursuant to which the Company paid the Placement Agent a cash fee equal to 8.00% of the aggregate gross proceeds from proceeds raised in the Second Closing.

The securities being offered and sold by the Company in the PIPE Offering, including the Common Stock issuable upon the conversion of the Series D Preferred Stock, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The securities were offered only to accredited investors.

The foregoing descriptions of the Amendment and the RRA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Form of Amendment and Form of RRA, which were filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”), and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report with regard to the offer and sale of the shares of Series D Preferred Stock issued and sold pursuant to the Purchase Agreement is incorporated herein by reference. The shares of Series D Preferred Stock issued and sold under the Purchase Agreement as described in Item 1.01 of this Current Report were offered and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Amendment and as a condition to the Second Closing, on September 25, 2025, the Company amended the Initial Series D COD by filing that certain First Amendment to Certificate of Designations, Preferences and Rights of the Series D Convertible Preferred Stock of Digital Brands Group, Inc. (the “Series D COD Amendment” and together with the Initial Series D COD, the “Series D COD”) with the Delaware Secretary of State. The Series D COD Amendment increased the (i) number of authorized shares of Series D Convertible Preferred Stock from 15,000 shares to 17,500 shares and (ii) Stated Value from $1,000 per share $1,150 per share.

The foregoing description of the Series D COD Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Series D COD Amendment, which is filed herewith as Exhibit 3.1 and incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Information set forth in Item 1.01 and Item 3.03 of this Current Report with regard to the Series D COD Amendment is incorporated herein by reference.

Item 8.01 Other Events.

On September 24, 2025, the Company issued a press release announcing the signing of the Amendment in connection with the PIPE Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	First Amendment to the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock
10.1	Form of Amendment and Addendum to Securities Purchase Agreement
10.2	Form of Amendment to Registration Rights Agreement
99.1	Press Release dated September 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Dated: September 26, 2025	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer